Management Say-on-Pay Proposal Presentation FirstMerit Corporation March 29, 2012 EXHIBIT 99.1

This presentation contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of FirstMerit Corporation (the
“Corporation”), as well as its operations, markets and products. Actual results could differ materially from those indicated. Without limiting the foregoing, the word “believes” and similar expressions are intended to identify forward-looking statements. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Corporation's periodic reports and registration statements filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.
Forward-Looking Statement Disclosure

This presentation was prepared by the Corporation on behalf of its Board of Directors (the “Board”) for use by those employees of the Corporation authorized to communicate with shareholders of the
Corporation pursuant to its internal policies. The members of the Board may have an interest in the
Corporation’s proposals regarding director elections and the approval of named executive officer compensation (“Say-on-Pay Proposal”) to be presented at the 2012 Annual Meeting of Shareholders
(“2012 Annual Meeting”). The Corporation’s security holders should read the Corporation’s 2012 definitive proxy statement for its 2012 Annual Meeting because it contains important information.
Security holders may obtain the Corporation’s 2012 definitive proxy statement and 2011 Annual Report for free at
www.firstmerit.com.
This document may be deemed “soliciting material” within the meaning of the rules and regulations of the Securities and Exchange Commission promulgated under the Securities
Exchange Act of 1934, as amended.
Explanatory Note

Management Say-on-Pay Proposal

•
Say-on-pay analysis by certain proxy advisors seems to reach the wrong conclusion on vote recommendation because it fails to take into account performance criteria that are specific to our industry, our organization structure, and our business strategy in particular.  Most importantly, the analysis:
•
As described in great detail in our proxy statement we believe we operated a fair and effective compensation program in 2011 that helped us motivate, reward and retain executive talent with the skills and experience necessary to achieve our business goals and create long-term shareholder value
Overemphasized short-term (1 & 3-year) relative total shareholder return (“RTSR”) results in a volatile economic climate while ignoring our strong RTSR results versus peers over the long-term (5 & 10-year), as described in the proxy statement
Did not recognize and appreciate the performance-based structure and operation of our short-term incentive compensation plan, specifically redesigned for 2011 to enable our
Compensation Committee to make sound compensation decisions reflecting internal goals and considering relative peer performance given an uncertain/changing economic and regulatory climate, while not encouraging excessive risk-taking
Judged our CEO pay decisions against a group that includes companies not within our geographic proximity and with whom we do not compete with for executive talent
Failed to appreciate our strong performance in 2011 with respect to the key quantitative and qualitative performance metrics that we believe drive shareholder value creation in our business over time, and the critical role our CEO played in achieving these results

Strength of Underlying Corporate Performance

•
51 consecutive quarters of profitability as of fourth quarter, 2011
•
Full year 2011 net income of $120 mm, up 16% from 2010
$1.10 per diluted share
Return on total average assets of 0.82%
Return on average shareholders’ equity of 7.72%
•
2011 total commercial loan production increased 38% over 2010
14% increase in average commercial* loans from 4Q10 to 4Q11
$394 mm in commercial loans originated in Illinois
•
Solid asset quality trends
Net charge-offs/Average loans at 0.85%, compared with 1.23% in 2010
Nonperforming assets/Total loans and ORE at 1.06%, compared with 1.78% in 2010
•
84% of deposits are “Core”
14% increase in average core deposits from 4Q10 to 4Q11
*excluding covered loans

•
The proxy advisors’ methodology disregards the relative strength of our stock price at the beginning of the 3-year RTSR measurement period. More importantly, the methodology ignores our continued
superior performance against key corporate metrics that are unique to the banking industry, which was achieved notwithstanding the fee reductions resulting from the Durbin amendment
•
The pre-dominant emphasis on RTSR in the methodology may have lead the advisors to the wrong conclusion since:
It did not take into account the short-term fluctuations and arbitrary nature of the financial markets, which have been especially volatile with all bank stocks in recent years
Using RTSR as the sole metric for assessing Board compensation decisions (a metric not totally controllable by management) on the level of pay to the CEO fails to reflect the real value the Board believes the CEO provides in executing our business strategy
•
We believe the design of our compensation program is sound and that it appropriately rewards our executives for achieving Board-approved strategic objectives, as described in the proxy
Short-Term RTSR vs. Underlying Corporate Performance

History of Superior Performance Continued in 2011…..
2011
FirstMerit Peers
7.72% 5.07%
0.82% 0.60%
0.85% 1.83%
1.06% 2.68%
3.84% 3.81%
2010
FirstMerit Peers
Return on average
shareholders’ equity
7.82% 1.66%
Return on total
average assets
0.76% 0.17%
Net charge-offs/
Average loans
1.23% 2.26%
Nonperforming assets/
Total loans and ORE
1.78% 3.05%
Net interest margin 3.98% 3.76%

Critical Financial Performance Metrics Relative to Peer Averages
Source: SNL Financial
Peer Group Includes: Associated Banc-Corp, Citizens Republic, Bancorp, F.N.B. Corporation, First Commonwealth, First Midwest Bancorp, Fulton Financial,
MB Financial, Old National Bancorp, Park National Bancorp, Susquehanna Bancshares, TCF Financial

2009
FirstMerit Peers
8.09% -1.78%
0.76% -0.25%
1.22% 1.88%
1.48% 2.76%
3.58% 3.56%
2008
FirstMerit Peers
Return on average
shareholders’ equity
12.76% 2.53%
Return on total
average assets
1.13% 0.19%
Net charge-offs/
Average loans
0.68% 0.83%
Nonperforming assets/
Total loans and ORE
0.77% 1.68%
Net interest margin 3.72% 3.65%

Critical Financial Performance Metrics Relative to Peer Averages
Source: SNL Financial
Peer Group Includes: Associated Banc-Corp, Citizens Republic, Bancorp, F.N.B. Corporation, First Commonwealth, First Midwest Bancorp, Fulton Financial,
MB Financial, Old National Bancorp, Park National Bancorp, Susquehanna Bancshares, TCF Financial
…..Following Historical Trends

Source: Bloomberg Financial
Peer Group Includes: Associated Banc-Corp, Citizens Republic, Bancorp, F.N.B. Corporation, First Commonwealth, First Midwest Bancorp, Fulton Financial,
MB Financial, Old National Bancorp, Park National Bancorp, Susquehanna Bancshares, TCF Financial
FMER Peers KBW Bank Index S&P Diversified Financials
-8.1%
-48.1%
-50.9%
-60.0%
Superior Relative Stock Performance Throughout Financial Crisis
Four-Year Total Shareholder Return  12/31/07-12/30/11

Superior Relative Stock Performance Over Longer Term
Source: Bloomberg Financial
Peer Group Includes: Associated Banc-Corp, Citizens Republic, Bancorp, F.N.B. Corporation, First Commonwealth, First Midwest Bancorp, Fulton Financial,
MB Financial, Old National Bancorp, Park National Bancorp, Susquehanna Bancshares, TCF Financial
Ten Year Total Shareholder Return  12/31/01-12/30/11
-11.3%
-38.6%
- 46.5%
-58.1%
FMER KBW Bank Index S&P Diversified Financials Peers

Successful Execution of Strategic Initiatives

•
Successful Execution of Chicago Strategy — We successfully increased our growth and footprint in greater Chicago:
Increasing our Chicago-area commercial loan production by over 120% from 2010
Significant increases in our greater Chicago non-covered loan portfolio
Fully staffing our Illinois indirect lending office and signing up 130 Chicago-area dealers for indirect lending
•
Growth in Market Share — We continued to develop and execute on initiatives to grow our market share for various products:
Launching marketing campaigns regarding our home equity line of credit, credit card, mortgage and checking products
Conducting quarterly cross sell campaigns to target single service and next best product offers
Raising brand awareness through various targeted promotional activities in key geographic areas

Successful Execution of Strategic Initiatives (cont’d.)

Increasing our customers’ use of electronic banking statements
Developing a comprehensive e-mail and online marketing strategy
Increasing our offering of mobile banking applications
•
New Product Build Out — We successfully designed, launched and executed a slate of redefined products:
Consumer deposit products
Private banking products
Commercial banking products
•
Dynamic Market Response
the wake of the recent financial crisis:
— We continued to enhance our ability to react to market changes in

Peer Group Disparity

FirstMerit Peer Group:
Proxy Advisory Firm Peer Group:
•
•
Developed with the assistance of our independent compensation consultant to benchmark
CEO compensation
Consists of 11 regional banking institutions carefully selected to (1) include companies against which we compete for executive talent, based on asset size, and (2) take into account our geographic market since we face similar economic trends with companies in that market
Consists of 24 institutions developed based on a “one-size fits all” model using asset size and then  within Global Industry Compliance Services code
Is not a peer group that is comprised of companies with which we compete for executive talent
We do not compete with regional banks in Hawaii, Oregon, California, Texas, Louisiana,
Mississippi, Connecticut, or New Jersey (which are in the advisor’s peer group)
End result is a peer group containing many institutions that are not suitable for comparison with FirstMerit for making performance and pay decisions

Peer Group Disparity (cont’d.)

Proxy Advisory Peer Group FirstMerit Peer Group
• Generally far from Akron, OH
• We don’t recruit talent from
all over the United States
• Near Akron, OH
• Represents the region from
which we draw talent
vs.

2011 Short-Term Incentive Compensation Program

•
As described in detail in our proxy, we re-designed our annual incentive compensation program
(ICP) in 2011 to more effectively align pay and performance, while retrospectively taking into account the effect of unsettled financial services markets, general volatility and low interest rates in the economy, and unexpected regulatory changes in our industry
The ICP is first based upon a combination of 1) specific corporate objectives and assessment criteria, 2) performance relative to bank company peers, and 3) individual performance criteria evaluated over the course of the fiscal year
Second, final ICP determinations are made by the Board Committee using structured (defined assessment criteria) discretion to take into account unanticipated factors that occurred during the course of the year, either positively or negatively
Third, the ICP approach provides for a formula-based design within structured discretion that is considered a “best practice” from a bank regulatory perspective
•
We believe that our proxy provides significant detail on the criteria the Committee used in deciding on our CEO’s pay for 2011
Goal of the new incentive approach is to balance management’s focus between annual performance and long-term performance with incentive programs

2011 Long-Term Equity Based Grants

•
Our equity based program is focused on providing a direct line of sight for participants to the link between their performance and pay and the long-term success of our company, while balancing the expectations of multiple constituencies -- shareholders, bank regulators and compensation requirements in our industry
Banks in our peer group grant a majority of their equity in the form of full-value shares.  We are consistent with our peer group by granting restricted stock, which for FirstMerit vests over three years
The total shares granted annually to the participant group is based upon corporate performance using structured discretion which takes into account financial measures that are consistent with shareholder value.  These factors are evaluated against internal and external criteria before a final Committee decision
Granting restricted stock annually helps our executives meet our stock ownership guidelines and directly aligns their interests with those of shareholders in preserving and enhancing shareholder value (On a long-term basis, our CEO is required to hold five times his base salary in the form of stock and our non-CEO Section 16 officers are required to hold two and one half times their base salary)

•
Proxy advisor analysis of CEO pay compared to peers did not account for all factors
•
The proxy advisors’ methodology for evaluating the reasonableness of CEO pay compared to peers seems to reach the wrong conclusion when considering the unique circumstances of our CEO when accounting for and reporting the annual accrual value of his retirement income
•
30% of our CEO’s total compensation for 2011 consistent of an accrual for retirement benefits which will not be realized for several years
•
Deducting unrealized retirement accrual amounts from both our CEO’s total compensation and from the compensation of the proxy advisor’s CEO peer group provides a different perspective
Our CEO’s  total direct compensation falls to approximately 1.58 times the mean of CEO pay for the proxy advisor’s peer group and 2.19 times the mean of CEO pay of the FMER peer group
Five of the 11 FMER peer institutions held TARP funds in 2011 which restricts compensation
(3 of the peer institutions held TARP at year-end)
Impact of Year-over-Year Change in Compensation Value

Important Facts about Excise Tax Gross-Up

•
Proxy advisory firms expressed concerns that 280G gross-up provisions could result in substantial increases in termination payments to executives or could encourage executives to enter into corporate transactions that are not in a company’s best interests
•
These concerns, although reasonable, will not come into play for our executives since:
The CEO is the only executive entitled to a 280G gross-up – all other executives are subject to a 280G cut-back
Changes in the contracts with three other executives would have resulted in saving the
Corporation nearly $2 million based on a potential December 30, 2011 change in control and termination
The CEO cannot unilaterally enter into a change in control discussion without Board approval
– his change in control agreement provides that if he does so, he will not be entitled to any payments under the agreement

•
Proxy advisors have not taken into account the following facts regarding our succession planning:
Our current organization structure does NOT include a Chief Operating Officer by design and thus creates a high compensation ratio to other named executives, even though the policy level of pay for other named executives is consistent with market rates for similar positions
Management meets semi-annually to assess high-level potential talent and the progress of its development plans and provides an annual report of its findings to the Board, including internal talent for the CEO position
The Corporation has a recent history of promoting existing FirstMerit employees to key executive roles
Robust Succession Planning Process in Place

Contacts for Discussion

•
Tom O’Malley – SVP, Director of Investor Relations & Corporate Communication
•
Judy Steiner – Executive Vice President, Risk Management, Corporate Secretary and General
Counsel